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                                                                   EXHIBIT 10.42

                              SEVENTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

                  This Seventh Amendment to Receivables Purchase Agreement (this "Amendment") is entered into as of January 17, 2002, by and among Interface Securitization Corporation, a Delaware corporation ("Seller"), Interface, Inc., a Georgia corporation, Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS

                  Each of the parties hereto entered into a certain Receivables Purchase Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Purchase Agreement").

                  Seller and the Servicer have requested certain amendments to certain provisions of the Purchase Agreement; and, the Purchasers and the Agent desire to make such amendments on the terms and conditions set forth herein, all as more fully described herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendment to Exhibit I to the Purchase Agreement. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, Exhibit I to the Purchase Agreement is hereby amended by amending and restating the definition of "Interface Credit Facilities" appearing in such exhibit in its entirety to read as follows:

                  "Interface Credit Facilities" means that certain Fourth Amended and Restated Credit Agreement, dated as of January 17, 2002, and without giving effect to any amendments, restatements or other modifications


                                                            SEVENTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


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         thereof, by and among Interface, Inc., a Georgia corporation, Interface
         Europe B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands, Interface Europe Ltd., a private company limited by shares organized and existing under the laws of England and Wales, each other "Foreign Subsidiary" (as de fined therein) that becomes a "Multicurrency Borrower" (as defined therein) thereunder as provided in Section 3.09 thereof, the banks and lending institutions listed on the signature pages thereof and such other banks and lending institutions which become "Lenders" (as defined therein) as provided therein, First Union National Bank, a national banking association, in its capacity as "Domestic Agent" (as defined therein), First Union National Bank, a national banking association, in its capacity as "Multicurrency Agent" (as defined therein), SunTrust Bank, in its capacity as "Collateral Agent" (as defined therein), and Citicorp North America, Inc., in its capacity as "Syndication Agent"
         (as defined therein).

                  2. Representations and Warranties. Each of the Seller Parties represents and warrants that, as of the date hereof, both before and after giving effect to this Amendment:

                           (a)      all of the representations and warranties of
such Seller Party contained in the Purchase Agreement and in each other document or certificate delivered in connection therewith are true and correct; and

                           (b)      no Amortization Event or Potential
Amortization Event has occurred and is continuing.

                  3. Conditions to Effectiveness of Amendments. This Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

                           (a)      Amendment. This Amendment shall have been
duly executed and delivered by each of the parties hereto.


                                                            SEVENTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


                                        2

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                           (b)      Credit Agreement. The Interface Credit
Facilities, as defined in the Purchase Agreement as amended hereby, shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect.

                           (c)      Officer's Certificates. The Agent shall have
received a certificate, in substantially the form of Exhibit A hereto, of each of the Seller Parties certifying as to matters set forth in Sections 2(a) and
(b) of this Amendment.

                  4.       Effect of Amendment.

                           (a)      The amendment set forth herein is effective
solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein, or (ii) prejudice any right or remedy that any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Purchase Agreement" or "Receivables Purchase Agreement" shall mean the Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b)      This Amendment is a Transaction Document
executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c)      Seller hereby agrees to pay all reasonable
costs, fees and expenses actually incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses actually incurred by counsel to the Agent and the Purchasers).

                           (d)      This Amendment may be executed in any number
of counterparts, each such counterpart constituting an original and all of which when


                                                            SEVENTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


                                        3

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taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of an originally executed counterpart of this Amendment; provided that each party hereto agrees to deliver to the Agent originally executed counterparts of this Amendment on a timely basis.

                           (e)      Any provision contained in this Amendment
that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f)      THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            (Signature Page Follows)


                                                            SEVENTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT


                                        4

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                                  INTERFACE SECURITIZATION CORPORATION


                                  By: /s/ Patrick C. Lynch
                                     ---------------------------------
                                     Name: Patrick C. Lynch
                                     Title: Vice President, Treasurer
                                              and Assistant Secretary


                                  INTERFACE, INC.


                                  By: /s/ Patrick C. Lynch
                                     ---------------------------------
                                     Name: Patrick C. Lynch
                                     Title: Vice President and CFO


                                  JUPITER SECURITIZATION CORPORATION


                                  By: /s/ Leo Loughead
                                     ---------------------------------
                                     Name: Leo Loughead
                                     Title:  Authorized Signatory


                                  BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                  Financial Institution and as Agent


                                  By: /s/ Leo Loughead
                                     ---------------------------------
                                     Name: Leo Loughead
                                     Title: Authorized Signatory




                                                            SEVENTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT



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                                    EXHIBIT A

                              OFFICER'S CERTIFICATE

         I,__________________, am the Assistant Secretary of ____________, a
_______ corporation (the "Applicable Party"). I execute and deliver this Officer's Certificate, dated as of January 17, 2002, on behalf of the Applicable Party pursuant to Section 3(c) of that certain Seventh Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of January 17, 2002, by and among Interface Securitization Corporation, a Delaware corporation, as Seller ("Seller"), Interface, Inc. ("Inter face"), Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution, which Seventh Amendment amends certain terms and provisions of that certain Receivables Purchase Agreement, dated as of December 19, 2000, by and among Seller, Interface, Company and Bank One, NA (Main Office Chicago) (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used in this Officer's Certificate and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         I hereby certify, on behalf of the Applicable Party, that, both before and after giving effect to the Amendment, (a) as of the date hereof, no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of the Applicable Party contained in the Purchase Agreement and in the other Transaction Documents are true and correct as of the date hereof.





                                    By:
                                       ------------------------------------
                                    Name:
                                    Title:  Assistant Secretary




                                                            SEVENTH AMENDMENT TO
                                                  RECEIVABLES PURCHASE AGREEMENT